PRESS RELEASE Bill Seymour VP of Investor Relations T + 1 952 556 1844 bill.seymour@entegris.com

Exhibit 99.1
FOR RELEASE AT 6:00 AM EST

ENTEGRIS REPORTS RESULTS FOR FIRST QUARTER OF 2020

•First-quarter revenue of $412.3 million, increased 5% from prior year
•First-quarter GAAP diluted EPS of $0.45, increased 88%
•First-quarter Non-GAAP diluted EPS of $0.55, increased 10%

BILLERICA, Mass., April 21, 2020 - Entegris, Inc. (NASDAQ: ENTG), today reported its financial results for the Company’s first quarter ended March 28, 2020.
First-quarter sales were $412.3 million, an increase of 5% from the same quarter last year. GAAP first-quarter net income was $61.0 million, or $0.45 per diluted share, which included $16.2 million of amortization of intangible assets and $1.4 million in deal and transaction costs. Non-GAAP net income was $75.6 million and non-GAAP net income per diluted share was $0.55.
Bertrand Loy, president and chief executive officer, said: “During these unprecedented times, our first priority is to ensure the health and safety of our colleagues and families, while continuing to provide exceptional service to our customers. In light of the significant challenges from Covid-19, I’m pleased with our first quarter results. Despite major supply-chain shutdowns across many industries, our manufacturing operations were only modestly impacted by Covid-19, as a direct result of the extraordinary efforts of our Entegris teams and extended supply chain partners around the world.”
Mr. Loy added: “While the demand for our products will likely be impacted by the ongoing effects of Covid-19 on the global economy, we remain very optimistic about the long-term prospects of the industry and the criticality of our solutions. Our team has very effectively managed challenging times in the past and will take the necessary steps to align our business to market conditions as they evolve. Entegris is in a strong financial position and has sufficient liquidity to navigate through this environment.”

Quarterly Financial Results Summary
(in thousands, except percentages and per share data)

GAAP Results	March 28, 2020	March 30, 2019	December 31, 2019
Net sales	$412,327	$391,047	$426,998
Operating income	$80,744	$47,491	$84,085
Operating margin	19.6%	12.1%	19.7%
Net income	$61,006	$32,658	$57,438
Diluted earnings per share (EPS)	$0.45	$0.24	$0.42
Non-GAAP Results
Non-GAAP adjusted operating income	$99,638	$92,180	$104,647
Non-GAAP adjusted operating margin	24.2%	23.6%	24.5%
Non-GAAP net income	$75,571	$67,894	$74,582
Non-GAAP EPS	$0.55	$0.50	$0.55

Second-Quarter Outlook
For the second quarter ending June 27, 2020, the Company expects sales of $410 million to $430 million, net income of $50 million to $59 million and net income per diluted share between $0.37 and $0.43. On a non-GAAP basis, EPS is expected to range from $0.45 to $0.51 per diluted share, which reflects net income on a non-GAAP basis in the range of $61 million to $70 million.

Segment Results
The Company reports its results in the following segments:
Specialty Chemicals and Engineered Materials (SCEM): SCEM provides high-performance and high-purity process chemistries, gases and materials, as well as safe and efficient delivery systems to support semiconductor and other advanced manufacturing processes.
Microcontamination Control (MC): MC solutions purify critical liquid chemistries and gases used in semiconductor manufacturing processes and other high-technology industries.
Advanced Materials Handling (AMH): AMH develops solutions to monitor, protect, transport, and deliver critical liquid chemistries, wafers, and substrates for a broad set of applications in the semiconductor industry and other high-technology industries.

First-Quarter Results Conference Call Details
Entegris will hold a conference call to discuss its results for the first quarter on Tuesday, April 21, 2020, at 9:00 a.m. Eastern Time. Participants should dial 888-254-3590 or +1 323-994-2093, referencing confirmation code 3810279. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. For a replay of the call, please Click Here using passcode 3810279.

The call can also be accessed live and on-demand from the Entegris website. Point your web browser to
http://investor.entegris.com/events.cfm and follow the link to the webcast. The on-demand playback will be available for six weeks after the conclusion of the teleconference.

Management’s slide presentation concerning the results for the first quarter, which may be referred to during the call, will be posted on the investor relations section of www.entegris.com Tuesday morning before the call.

Entegris, Inc. - page 2 of 13

ABOUT ENTEGRIS
Entegris is a world-class supplier of advanced materials and process solutions for the semiconductor and other high-tech industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, Canada, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information
The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA, Adjusted Gross Profit, Adjusted Segment Profit, and Adjusted Operating Income, together with related measures thereof, and non-GAAP net income and non-GAAP EPS, are considered “Non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision-making, as a means to evaluate period-to-period comparisons, as well as comparisons to the Company’s competitors' operating results. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance and liquidity by excluding certain items that may not be indicative of the Company’s recurring business operating results, such as amortization, depreciation and discrete cash charges that may vary significantly from period to period. The Company believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing and understanding the Company’s results and performance and when planning, forecasting, and analyzing future periods. The Company believes these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by the Company’s institutional investors and the analyst community to help them analyze the Company’s business. The reconciliations of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA, GAAP Net Income and Earnings per Share to Non-GAAP Net Income and Earnings per Share, GAAP Gross Profit to Adjusted Gross Profit and GAAP Segment Profit to Adjusted Operating Income are included elsewhere in this release.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; future sales, net income, net income per diluted share, non-GAAP EPS, non-GAAP net income, expenses and other financial metrics; the Company’s performance relative to its markets; the impact, financial or otherwise, of any organizational changes; market and technology trends, including the expected impact of the Covid-19 pandemic; the development of new products and the success of their introductions; the Company's capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the effect of the Tax Cuts and Jobs Act on the Company’s capital allocation strategy; the impact of the acquisitions the Company has made and commercial partnerships the Company has established; the Company’s ability to execute on its strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; risks related to the Covid-19 pandemic on the global economy and financial markets, as well as on the Company, our customers and suppliers, which may impact our sales, gross margin, customer demand and our ability to supply our products to our customers; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers' rapidly changing requirements; the Company’s concentrated customer base; the Company’s ability to identify, effect and integrate acquisitions, joint ventures or other transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages, supply constraints and price increases; changes in government regulations of the countries in which the Company operates; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; the level of, and obligations associated with, the Company’s indebtedness; and other risk factors and additional information described in the Company’s filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of the Company’s
Entegris, Inc. - page 3 of 13

Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed on February 7, 2020, and in the Company’s other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Entegris, Inc. - page 4 of 13

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three months ended
	March 28, 2020	March 30, 2019	December 31, 2019
Net sales	$412,327	$391,047	$426,998
Cost of sales	226,849	213,654	229,362
Gross profit	185,478	177,393	197,636
Selling, general and administrative expenses	58,891	82,254	67,171
Engineering, research and development expenses	29,632	28,991	30,352
Amortization of intangible assets	16,211	18,657	16,028
Operating income	80,744	47,491	84,085
Interest expense, net	10,238	9,659	12,743
Other expense (income), net	878	(248)	248
Income before income tax expense	69,628	38,080	71,094
Income tax expense	8,622	5,422	13,656
Net income	$61,006	$32,658	$57,438

Basic net income per common share:	$0.45	$0.24	$0.43
Diluted net income per common share:	$0.45	$0.24	$0.42

Weighted average shares outstanding:
Basic	134,745	135,299	134,778
Diluted	136,369	136,692	136,470

Entegris, Inc. - page 5 of 13

Entegris, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	March 28, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$335,077	$351,911
Trade accounts and notes receivable, net	277,796	234,409
Inventories, net	300,694	287,098
Deferred tax charges and refundable income taxes	25,650	24,552
Other current assets	27,089	34,427
Total current assets	966,306	932,397
Property, plant and equipment, net	474,841	479,544
Other assets:
Right-of-use assets	50,058	50,160
Goodwill	726,234	695,044
Intangible assets, net	355,815	333,952
Deferred tax assets and other noncurrent tax assets	11,563	11,245
Other	13,748	13,744
Total assets	$2,598,565	$2,516,086
LIABILITIES AND EQUITY
Current liabilities
Long-term debt, current maturities	$4,000	$4,000
Accounts payable	81,561	84,207
Accrued liabilities	90,447	150,118
Income tax payable	25,982	26,108
Total current liabilities	201,990	264,433
Long-term debt, excluding current maturities	1,074,888	932,484
Long-term lease liability	43,549	43,827
Other liabilities	106,811	109,453
Shareholders’ equity	1,171,327	1,165,889
Total liabilities and equity	$2,598,565	$2,516,086

Entegris, Inc. - page 6 of 13

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended
	March 28, 2020	March 30, 2019
Operating activities:
Net income	$61,006	$32,658
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	20,648	16,721
Amortization	16,211	18,657
Stock-based compensation expense	4,994	4,653
Other	5,563	5,694
Changes in operating assets and liabilities, net of effects of acquisitions:
Trade accounts and notes receivable	(43,995)	(9,109)
Inventories	(18,205)	(2,131)
Accounts payable and accrued liabilities	(38,020)	(45,019)
Income taxes payable, refundable income taxes and noncurrent taxes payable	(225)	(42,873)
Other	3,426	18,211
Net cash provided by (used in) operating activities	11,403	(2,538)
Investing activities:
Acquisition of property and equipment	(22,585)	(34,465)
Acquisition of business, net of cash	(75,630)	(49,789)
Other	5	197
Net cash used in investing activities	(98,210)	(84,057)
Financing activities:
Proceeds from short-term borrowings and long-term debt	217,000	—
Payments on long-term debt	(75,000)	(1,000)
Dividend payments	(10,847)	(9,470)
Issuance of common stock	551	917
Taxes paid related to net share settlement of equity awards	(11,440)	(7,727)
Repurchase and retirement of common stock	(29,654)	(35,321)
Deferred acquisition payments	(16,125)	—
Other	(2,890)	(250)
Net cash provided by (used in) financing activities	71,595	(52,851)
Effect of exchange rate changes on cash and cash equivalents	(1,712)	(256)
(Decrease) in cash and cash equivalents	(16,924)	(139,702)
Cash and cash equivalents at beginning of period	351,911	482,062
Cash and cash equivalents at end of period	$334,987	$342,360

Entegris, Inc. - page 7 of 13

Entegris, Inc. and Subsidiaries
Segment Information
(In thousands)
(Unaudited)

	Three months ended
Net sales	March 28, 2020	March 30, 2019	December 31, 2019
Specialty Chemicals and Engineered Materials	$144,214	$124,470	$146,747
Microcontamination Control	159,261	157,706	169,794
Advanced Materials Handling	116,137	116,064	117,455
Inter-segment elimination	(7,285)	(7,193)	(6,998)
Total net sales	$412,327	$391,047	$426,998

	Three months ended
Segment profit	March 28, 2020	March 30, 2019	December 31, 2019
Specialty Chemicals and Engineered Materials	$32,670	$24,431	$32,822
Microcontamination Control	50,167	47,323	57,157
Advanced Materials Handling	20,632	22,367	20,686
Total segment profit	103,469	94,121	110,665
Amortization of intangibles	16,211	18,657	16,028
Unallocated expenses	6,514	27,973	10,552
Total operating income	$80,744	$47,491	$84,085

Entegris, Inc. - page 8 of 13

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(In thousands)
(Unaudited)

	Three months ended
	March 28, 2020	March 30, 2019	December 31, 2019
Net sales	$412,327	$391,047	$426,998
Gross profit-GAAP	$185,478	$177,393	$197,636
Adjustments to gross profit:
Severance and restructuring costs	—	358	(12)
Charge for fair value mark-up of acquired inventory sold	361	2,155	211
Adjusted gross profit	$185,839	$179,906	$197,835

Gross margin - as a % of net sales	45.0%	45.4%	46.3%
Adjusted gross margin - as a % of net sales	45.1%	46.0%	46.3%

Entegris, Inc. - page 9 of 13

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Segment Profit to Adjusted Operating Income
(In thousands)
(Unaudited)

	Three months ended
Segment profit-GAAP	March 28, 2020	March 30, 2019	December 31, 2019
Specialty Chemicals and Engineered Materials (SCEM)	$32,670	$24,431	$32,822
Microcontamination Control (MC)	50,167	47,323	57,157
Advanced Materials Handling (AMH)	20,632	22,367	20,686
Total segment profit	103,469	94,121	110,665
Amortization of intangible assets	16,211	18,657	16,028
Unallocated expenses	6,514	27,973	10,552
Total operating income	$80,744	$47,491	$84,085

	Three months ended
Adjusted segment profit	March 28, 2020	March 30, 2019	December 31, 2019
SCEM segment profit	$32,670	$24,431	$32,822
Severance and restructuring costs	174	519	184
Charge for fair value write-up of acquired inventory sold	235	120	(476)
SCEM adjusted segment profit	$33,079	$25,070	$32,530

MC segment profit	$50,167	$47,323	$57,157
Severance and restructuring costs	190	724	195
Charge for fair value write-up of acquired inventory sold	126	2,035	687
MC adjusted segment profit	$50,483	$50,082	$58,039

AMH segment profit	$20,632	$22,367	$20,686
Severance and restructuring costs	135	578	(379)
AMH adjusted segment profit	$20,767	$22,945	$20,307

Unallocated general and administrative expenses	$6,514	$27,973	$10,552
Unallocated deal and integration costs	(1,479)	(22,056)	(4,323)
Unallocated severance and restructuring costs	(344)	—	—
Adjusted unallocated general and administrative expenses	$4,691	$5,917	$6,229

Total adjusted segment profit	$104,329	$98,097	$110,876
Adjusted amortization of intangible assets	—	—	—
Adjusted unallocated expenses	4,691	5,917	6,229
Total adjusted operating income	$99,638	$92,180	$104,647

Entegris, Inc. - page 10 of 13

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three months ended
	March 28, 2020	March 30, 2019	December 31, 2019
Net sales	$412,327	$391,047	$426,998
Net income	$61,006	$32,658	$57,438
Adjustments to net income:
Income tax expense	8,622	5,422	13,656
Interest expense, net	10,238	9,659	12,743
Other expense (income), net	878	(248)	248
GAAP - Operating income	80,744	47,491	84,085
Charge for fair value write-up of acquired inventory sold	361	2,155	211
Deal and transaction costs	1,431	19,136	973
Integration costs	48	2,920	3,350
Severance and restructuring costs	843	1,821	—
Amortization of intangible assets	16,211	18,657	16,028
Adjusted operating income	99,638	92,180	104,647
Depreciation	20,648	16,721	20,352
Adjusted EBITDA	$120,286	$108,901	$124,999

Net income - as a % of net sales	14.8%	8.4%	13.5%
Adjusted operating margin	24.2%	23.6%	24.5%
Adjusted EBITDA - as a % of net sales	29.2%	27.8%	29.3%

Entegris, Inc. - page 11 of 13

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income and Earnings per Share to Non-GAAP Net Income and Earnings per Share
(In thousands, except per share data)
(Unaudited)

	Three months ended
	March 28, 2020	March 30, 2019	December 31, 2019
GAAP net income	$61,006	$32,658	$57,438
Adjustments to net income:
Charge for fair value write-up of inventory acquired	361	2,155	211
Deal and transaction costs	1,431	19,547	973
Integration costs	48	2,920	3,350
Severance and restructuring costs	843	1,821	—
Loss on debt extinguishment and modification	—	—	1,980
Amortization of intangible assets	16,211	18,657	16,028
Tax effect of adjustments to net income and discrete items[1]	(4,329)	(9,864)	(5,398)
Non-GAAP net income	$75,571	$67,894	$74,582

Diluted earnings per common share	$0.45	$0.24	$0.42
Effect of adjustments to net income	$0.11	$0.26	$0.13
Diluted non-GAAP earnings per common share	$0.55	$0.50	$0.55
1The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years.

Entegris, Inc. - page 12 of 13

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Outlook to Non-GAAP Outlook
(In millions, except per share data)
(Unaudited)

Second-Quarter Outlook
Reconciliation GAAP net income to non-GAAP net income	June 27, 2020
GAAP net income	$50 - $59
Adjustments to net income:
Restructuring and integration costs	2
Amortization of intangible assets	12
Income tax effect	(3)
Non-GAAP net income	$61 - $70

Second-Quarter Outlook
Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share	June 27, 2020
Diluted earnings per common share	$0.37 - $0.43
Adjustments to diluted earnings per common share:
Restructuring and integration costs	0.01
Amortization of intangible assets	0.09
Income tax effect	(0.02)
Diluted non-GAAP earnings per common share	$0.45 to $0.51

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Entegris, Inc. - page 13 of 13